Exhibit 99.1

February 10, 2004

STERICYCLE, INC. REPORTS RESULTS
FOR FOURTH QUARTER 2003 AND FULL YEAR 2003
  NET INCOME OF $18.4 MILLION FOR THE QUARTER, UP 61% FROM YEAR-AGO QUARTER AND UP 43.9% FOR FULL YEAR TO $65.8 MILLION.
  EARNINGS PER SHARE OF $0.40 FOR THE QUARTER, UP 59% FROM YEAR-AGO QUARTER AND UP 41.3% FOR FULL YEAR TO $1.43.
  NET CASH PROVIDED BY OPERATING ACTIVITIES WAS $32.8 MILLION FOR THE QUARTER AND $121.1 MILLION FOR THE FULL YEAR
  REVENUES WERE $114.6 MILLION, UP 11.0% FROM YEAR-AGO QUARTER AND UP 12.9% FOR FULL YEAR TO $453.2.

Lake Forest, Illinois, February 10, 2004 - Stericycle, Inc. (NASDAQ:SRCL), the United States' leading provider of medical waste management and compliance services for the healthcare community, today reported financial results for the fourth quarter and full year of 2003. "The fourth quarter completed a strong year for our company, with across-the-board growth," said Mark Miller, Stericycle president and chief executive officer. "Our continued focus on our proven business model has resulted in continued increases in revenues, operating income, and net income."

FOURTH QUARTER AND FULL YEAR RESULTS
Revenues for the quarter ended December 31, 2003 were $114.6 million, up 11.0% from $103.2 million in the same quarter last year. International equipment related sales contributed $1.5 million in revenues for the quarter as compared to $0.3 million in the fourth quarter of 2002. Gross profit was $51.1 million, up 18.0% from $43.3 million in the same quarter last year. Gross profit as a percent of revenues increased to 44.6% from 42.0% in the fourth quarter of 2002.

Net income for the fourth quarter of 2003 rose 61.0% to $18.4 million, up from $11.4 million in the fourth quarter of 2002. Included in the 2002 results was a non-cash write off of fixed assets which reduced net income by $1.8 million.

Earnings per diluted share for the fourth quarter of 2003 were $0.40, up 59.0% from $0.25 in the fourth quarter of 2002. Weighted shares outstanding used to determine earnings per diluted share were 46,311,916 for the fourth quarter of 2003 and 45,392,538 for the fourth quarter of 2002.

For the year ended December 31, 2003, revenues increased to $453.2 million, up 12.9% from $401.5 million for the prior year. International equipment related sales contributed $2.8 million in revenues for the year as compared to $6.4 million in 2002. Gross profit was $196.6 million, up 19.5% from $164.5 million in 2002. Gross profit as a percent of revenues increased to 43.4% for the year ended December 31, 2003 from 41.0% for the prior period. Earnings per share increased 41.3% to $1.43 from $1.01 per diluted share in 2002.

During the fourth quarter of 2003, the company continued to improve its balance sheet position. Our total debt to capitalization percentage ratio improved from 39.1% at December 31, 2002 to 28.1% at December 31, 2003. During the fourth quarter of 2003, we reduced debt by $11.9 million and repurchased $13.2 million of company stock.

Miller said, "During the quarter we continued to execute our proven business model, generating strong sales growth and record income from operations. The cash flow of $121.1 million generated for the full year was used to strengthen the business by funding acquisitions, paying down our senior bank debt, repurchasing senior subordinated bonds, investing in the company's future and repurchasing company stock."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs to healthcare companies nationwide, including hospitals, physician and dental offices, laboratories and clinics. Medical waste includes single-use disposables such as needles, syringes, gloves and other supplies that have been in contact with blood or other bodily fluids, as well as blood, blood products and other items that could harbor infectious agents.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond Stericycle's control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

Stericycle Financial Statements for Fourth Quarter 2003

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  December 31,
                                                               2003          2002
                                                           ------------  ------------

                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      7,240  $      8,375
  Short-term investments.................................          641           512
  Accounts receivable, less allowance for doubtful
    accounts of $4,419 in 2003 and $3,779 in 2002........       59,711        62,013
  Parts and supplies.....................................        3,244         4,494
  Prepaid expenses.......................................        7,339         7,170
  Notes receivable.......................................        2,223           823
  Deferred tax asset.....................................        8,692         6,720
  Other..................................................        4,994         4,249
                                                           ------------  ------------
         Total current assets............................       94,084        94,356
                                                           ------------  ------------
Property, plant and equipment, net.......................       96,562        88,501
Other assets:

  Goodwill...............................................      464,946       447,272
  Intangible assets, less accumulated amortization of
    $5,459 in 2003 and $3,609 in 2002....................       31,642        20,110
  Notes receivable.......................................        7,717         7,717
  Other..................................................        8,858         9,139
                                                           ------------  ------------
         Total other assets..............................      513,163       484,238
                                                           ------------  ------------
   Total assets.......................................... $    703,809  $    667,095
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $      4,830  $      3,933
  Accounts payable.......................................       15,741        14,330
  Accrued liabilities....................................       41,261        31,810
  Deferred revenue.......................................        4,987         3,681
                                                           ------------  ------------
         Total current liabilities.......................       66,819        53,754
                                                           ------------  ------------
Long-term debt, net of current portion...................      163,016       224,124
Deferred income taxes....................................       40,799        30,729
Other liabilities........................................        4,411         3,710
Redeemable preferred stock:
  Series A convertible preferred stock (par value $.01 share,
  75,000 shares authorized, 22,799 outstanding in 2003 and
  29,326 in 2002, liquidation preference of $24,814 at
  December 31, 2003 and $31,919 at December 31, 2002)....       20,944        28,049
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 41,868,515 issued and outstanding
  in 2003, 40,437,023 issued and outstanding in 2002)....          420           404
Additional paid-in capital...............................      290,631       277,531
Treasury stock of 50,000 shares..........................           --       (1,435)
Accumulated other comprehensive loss.....................          530         (229)
Retained earnings........................................      116,239        50,458
                                                           ------------  ------------
         Total shareholders' equity......................      407,820       326,729
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    703,809  $    667,095
                                                           ============  ============

Total debt to capitalization percentage ratio............         28.1%        39.1%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    167,846  $    228,057
Redeemable preferred stock...............................       20,944        28,049
Shareholders' equity.....................................      407,820       326,729
                                                           ------------  ------------
Capitalization........................................... $    596,610  $    582,835

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                 Three Months Ended December 31,                       Year Ended December 31,
                                            -------------------------------------------   ---------------------------------------------
                                                   2003                   2002                   2003                    2002
                                            --------------------   --------------------   ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev        $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Revenues.................................. $   114,551    100.0% $   103,207    100.0% $   453,225     100.0% $   401,519     100.0%

  Cost of revenues........................      63,412     55.4        59,861     58.0       256,600      56.6       237,010      59.0
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Gross profit                                    51,139     44.6        43,346     42.0       196,625      43.4       164,509      41.0
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses...............      16,960     14.8        15,031     14.6        67,708      14.9        58,432      14.6
  Amortization............................         775      0.7           414      0.4         1,850       0.4         1,970       0.5
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      17,735     15.5        15,445     15.0        69,558      15.3        60,402      15.0
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
  Write down of fixed assets..............          --      0.0         2,913      2.8            --       0.0         2,913       0.7
  Acquisition-related costs...............         240      0.2           139      0.1           670       0.1           362       0.1
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Income from operations....................      33,164     29.0        24,849     24.1       126,397      27.9       100,832      25.1
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................          58      0.0            57      0.1           550       0.0           431       0.1
  Interest expense........................      (2,707)    (2.4)       (4,832)    (4.7)      (12,848)     (2.8)      (21,539)     (5.4)
  Debt extinguishments and restructuring..         --      (0.0)         (678)    (0.7)       (3,268)     (0.7)       (2,373)     (0.6)
  Other expense...........................        (255)    (0.2)         (496)    (0.5)       (2,102)     (0.5)       (1,774)     (0.4)
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
     Total other income (expense).........      (2,904)    (2.5)       (5,949)    (5.8)      (17,668)     (3.9)      (25,255)     (6.3)
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Income before income taxes................      30,260     26.4        18,900     18.3       108.729      24.0        75,577      18.8
Income tax expense........................      11,853     10.3         7,466      7.2        42,948       9.5        29,853       7.4
                                            ----------- --------   ----------- --------   ----------- ---------   ----------- ---------
Net income................................ $    18,407     16.1% $    11,434     11.1% $    65,781      14.5% $    45,724      11.4%
                                            =========== ========   =========== ========   =========== =========   =========== =========

Earnings per share - diluted.............. $      0.40            $      0.25            $      1.43             $      1.01
                                            ===========            ===========            ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  46,311,916             45,392,538             46,097,802              45,113,171
                                            ===========            ===========            ===========             ===========

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                              For the Year
                                                            Ended December 31,
                                                         ----------------------
                                                            2003        2002
                                                         ----------  ----------
OPERATING ACTIVITIES:
Net income............................................. $   65,781  $   45,724
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Ineffective portion of cash flow hedges............         --        (384)
    Write off of fixed assets..........................         --       2,913
    Write off of deferred financing costs..............        484         367
    Stock compensation expense.........................         76          --
    Tax benefit of disqualifying dispositions
      of stock options.................................     10,044       4,983
    Loss on sale of property and equipment.............        295         341
    Depreciation.......................................     15,405      13,011
    Amortization.......................................      1,850       1,970
    Deferred income taxes..............................      8,098      16,199
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable................................      5,983       7,177
    Parts and supplies.................................      1,720       1,845
    Prepaid expenses and other assets..................     (1,710)     (3,445)
    Accounts payable...................................       (515)        (68)
    Accrued liabilities................................     12,841       7,553
    Deferred revenue...................................        751      (1,239)
                                                         ----------  ----------
Net cash provided by operating activities..............    121,103      96,947
                                                         ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..................    (37,222)    (34,591)
  Purchases of short-term investments..................       (129)       (232)
  Proceeds from sale of property and equipment.........        688         184
  Capital expenditures.................................    (20,972)    (14,831)
                                                         ----------  ----------
Net cash used in investing activities..................    (57,635)    (49,470)
                                                         ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable...............      1,132       1,361
  Repayment of senior subordinated debt................    (17,775)    (12,610)
  Payments of deferred financing costs.................       (395)         --
  Repayment of long-term debt..........................     (6,023)     (2,261)
  Net repayments of senior credit facility.............    (37,187)    (43,155)
  Principal payments on capital lease obligations......     (1,117)       (879)
  Purchase of treasury stock...........................    (13,204)     (1,435)
  Proceeds from other issuances of common stock........     10,533       7,058
                                                         ----------  ----------
Net cash used in financing activities..................    (64,036)    (51,921)
                                                         ----------  ----------
Effect of exchange rate changes on cash................       (567)         82
                                                         ----------  ----------
Net decrease in cash and cash equivalents..............     (1,135)     (4,362)
Cash and cash equivalents at beginning of period.......      8,375      12,737
                                                         ----------  ----------
Cash and cash equivalents at end of period............. $    7,240  $    8,375
                                                         ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions. $      204  $   17,298
Net issuances of notes payable for certain acquisitions.       --        4,962